Chime Reports Second Quarter 2026 Financial Results

27% year-over-year revenue growth exceeds guidance

Chime Prime™ launch fuels accelerating growth in Active Members, Purchase Volume, and ARPAM

Achieves second consecutive quarter of GAAP profitability and raises full-year outlook

SAN FRANCISCO – (BUSINESS WIRE) – Aug. 5, 2026 – Chime® (Nasdaq: CHYM) today reported financial results for the quarter ended June 30, 2026.

"We delivered another strong quarter, with accelerating revenue growth, expanding margins, and a second consecutive quarter of GAAP profitability," said Chris Britt, CEO and Co-founder of Chime. "The strong adoption of Chime Prime, continued momentum across our liquidity products, and major new Chime Enterprise employer partnerships show that our strategy is working. As we continue to expand our product portfolio and deepen member engagement, we believe we are well positioned to achieve our ambition to be the market leader in primary bank account relationships in the U.S."

Second Quarter 2026 Financial Highlights

We reported strong top-line and bottom-line growth in the second quarter, exceeding our guidance. These results build on our seasonally strong first quarter, when tax refund activity drives seasonally high transaction volumes and pulls forward member acquisition and reengagement.

•Revenue was $670 million, up 27% year over year.
◦Payments revenue grew 17% year over year to $430 million, and 21% year over year when combined with Outbound Instant Transfer (OIT) revenue. The launch of Chime Prime, our membership tier for members making qualifying direct deposits of $3,000 or more per month, contributed to an acceleration in Purchase Volume (PV) growth and, in turn, payments revenue growth.
◦Platform-related revenue grew 48% year over year to $240 million.
•Gross profit was $595 million, yielding an 89% gross margin.
•Transaction profit (non-GAAP) grew 36% year over year to $492 million, yielding a 73% transaction margin.
•Net income was $28 million and net margin was 4%, delivering our second consecutive quarter of positive GAAP net income.
•Adjusted EBITDA (non-GAAP) was $102 million. Adjusted EBITDA margin of 15% expanded more than 12 percentage points year over year, translating to a 60% incremental adjusted EBITDA margin.
•Active Members grew 20% year over year to 10.4 million. Over the last year, we added 1.7 million net new Active Members, more than any consecutive 12-month period in our history. In Q2, we added approximately 200,000 net new Active Members quarter over quarter, twice as many as we typically add in seasonally slower second quarters.
•Average Revenue per Active Member (ARPAM) grew 6% year over year to $260.
•PV growth accelerated to 17% year over year to $38 billion and 20% year over year to $39.4 billion when including OIT volume.

Business Highlights

•Chime Prime accelerates member engagement: In Q2, Chime Prime fueled the acceleration in Active Member, PV, and ARPAM growth. We added more members who deposit at least $3,000 per month than ever before. Our fastest-growing segment continues to be members making $75,000 and more annually, who are increasingly depositing more of their income to Chime. Chime Prime is also driving Chime Card adoption, which earns higher interchange rates, net of rewards, and credit mix is now at 27% of total PV. Chime Prime members generated more than double the ARPAM of the average Active Member.

•MyPay® transaction profit dollars more than tripled: MyPay origination volume grew to $4.5 billion in Q2, while the loss rate improved to 0.9%. Strong origination volume and a lower loss rate drove MyPay transaction profit dollars to $73 million, more than tripling the amount in one year.

•Instant Loans expansion: Instant Loans originations grew nearly 70% quarter over quarter to $300 million, while loss rate performance remained strong, with up to 50% lower loss rates for repeat borrowers. We see significant growth potential as we expand loan eligibility, increase limits and duration, and serve higher-income segments with greater liquidity needs. Based on this momentum, we expect Instant Loans to exit Q3 with an annualized revenue run rate of more than $100 million.

•Chime Enterprise continued momentum: Chime Enterprise recently signed two major new employer partners, including Allied Universal, one of the largest employers in the U.S., and a large national retailer. Together, these companies employ more than 350,000 people across the U.S.

•Chime Invest™ launches: We expanded our product portfolio with the launch of Chime Invest, bringing commission-free investing and expert-managed portfolios with no account minimums1 into the Chime app. By adding investing to where members already get paid, spend, save, and build credit, we're strengthening Chime's role as their primary financial relationship and expanding our ability to serve more Americans across every stage of their financial journey.

Third Quarter and Full-Year 2026 Outlook

We are raising our full-year 2026 guidance based on second-quarter performance. For the full year of 2026, we now expect:

•Revenue between $2.725 and $2.745 billion, representing year-over-year revenue growth between 25% and 26%.
•Adjusted EBITDA between $465 and $475 million, with an adjusted EBITDA margin of 17%, representing an incremental adjusted EBITDA margin of approximately 63%.

For the third quarter of 2026, we expect:

•Revenue between $680 and $690 million, resulting in year-over-year revenue growth between 25% and 27%.
•Adjusted EBITDA between $105 and $110 million, with an adjusted EBITDA margin between 15% and 16%.

The outlook provided above constitutes forward-looking information within the meaning of applicable securities laws and is based on a number of assumptions and is subject to a number of risks. See the cautionary note regarding “Forward-Looking Statements” below.

CFO Transition

Chime today also announced that Matt Newcomb is stepping down as Chief Financial Officer, effective Friday, August 7, 2026. Mark Troughton, Chime's President, has been appointed President & Interim Chief Financial Officer. Mr. Troughton is a seasoned public company executive and Chartered Accountant with deep knowledge of
1 Investment advisory services provided by Atomic Invest LLC (“Atomic”), an SEC registered investment adviser. Chime is a paid promoter of Atomic and receives compensation based on the assets of referred clients, which creates an incentive for Chime to refer clients to Atomic. See the Atomic Invest Promoter Disclosure Statement for more information. Members can buy stocks and ETFs commission-free; other fees and expenses may apply. Investments in securities: Not FDIC Insured, Not Bank Guaranteed, May Lose Value. Investing involves risks, including the possible loss of principal.

Chime's business. In his current role, he oversees Operations, Risk, Lending, Corporate Development, and Strategy, and has been instrumental in shaping the company's growth and operating model. The Company has initiated an executive search for a permanent Chief Financial Officer. To ensure a seamless transition, Mr. Newcomb will remain with Chime as an advisor during the search and leadership transition period.

“Over his 10-year tenure, Matt has been instrumental to the success of Chime. He drove our financial and investment strategy as we pioneered a new category and scaled our business through multiple private financing rounds, and guided us through our IPO and transition to a public company. His impact on Chime extended well beyond his role as CFO and, while we will all miss Matt, he has earned a well-deserved break,” said Mr. Britt. “Mark is one of Chime’s most seasoned executives with deep knowledge of our business and financials. Having worked alongside Mark for more than 20 years, I know he has the experience to lead our finance team through this transition to a new CFO.”

Conference Call Information
Chime will host a conference call to discuss its second quarter 2026 financial results and financial outlook at 3 p.m. Pacific Time (6 p.m. Eastern Time) today. A live webcast of the earnings conference call will be accessible on the Events & Presentations section of Chime's Investor Relations website at investors.chime.com. A replay will be available on the website following the call.

An investor presentation, including supplemental financial information and reconciliation of certain non-GAAP financial measures to their nearest comparable GAAP measures, will be available through Chime's Investor Relations website at investors.chime.com.

About Chime
Chime (Nasdaq: CHYM) is a financial technology company founded on the premise that core banking services should be helpful, easy, and free. We offer a broad range of low-cost banking, payments, lending, and investing products that address the most critical financial needs of everyday people. Our member-aligned business model has helped millions of people to unlock financial progress™. Funds in Chime deposit accounts are FDIC-insured through The Bancorp Bank, N.A. or Stride Bank, N.A., Members FDIC, up to applicable limits*.

*Chime is not FDIC-insured. The Bancorp Bank, N.A. and Stride Bank, N.A. are the FDIC-insured members. Deposit insurance covers the failure of an insured bank. Certain conditions must be satisfied for pass-through deposit insurance coverage to apply. FDIC deposit insurance limit is $250,000 per depositor, per insured bank, per ownership category.

Contacts

Investors and Analysts:
ir@chime.com

Press:
press@chime.com

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “goal,” “objective,” “seek,” or “continue,” or the negative of these words or other similar terms or expressions that concern Chime’s expectations, strategy, plans, or intentions.
Forward-looking statements in this release may include, among others, statements relating to our future results of operations or financial performance; expectations regarding certain of our key financial and operating metrics; our business and growth strategy, including future product development plans; our ability to attract and retain Active

Members and develop primary account relationships; our market opportunity; the performance of newly launched products and innovations; our technological capabilities; the demand for Chime’s products and services; our expectations and management of future growth and acceleration; and our expectations regarding our industry and traditional banks. Investors should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.

Forward-looking statements are based on information available at the time those statements are made or on management’s good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. These risks and uncertainties include risks related to our ability to attract and retain Active Members; our relationships with our bank partners; changes in rules and practices concerning interchange fees, card network fees, and other fees and assessments; our ability to maintain and protect our brand; our ability to maintain member satisfaction and provide reliable member support; our ability to develop new products and enhancements for existing products; our reliance on third parties and their systems; our history of net losses and ability to achieve and maintain profitability; and the complex and evolving laws and regulations applicable to our business and the banking ecosystem. Further information on these risks and other factors that could affect our financial results are set forth in our filings with the Securities and Exchange Commission, including in our most recent Quarterly Report on Form 10-Q. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this release. Except as required by law, Chime does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Non-GAAP Financial Measures

To supplement our consolidated financial information prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), we use certain financial measures that are not prepared in accordance with GAAP, including transaction profit, transaction margin, adjusted EBITDA, and adjusted EBITDA margin, to facilitate analysis of our financial trends and for internal planning and forecasting purposes. We use these non-GAAP financial measures in conjunction with GAAP measures to evaluate our operating performance, formulate business plans, prepare budgets and forecasts, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. We believe that these non-GAAP financial measures provide useful information to investors, analysts, and others about our business and financial performance, enhance their overall understanding of our performance, and can assist in providing a more consistent and comparable overview of our financial performance across periods. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations in that they do not include the impact of certain expenses that are reflected on our consolidated statements of operations. Accordingly, our non-GAAP financial measures are presented for supplemental purposes only and should be considered in addition to, and not as substitutes for, or in isolation from, measures prepared in accordance with GAAP. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this release.

We have not provided the forward-looking GAAP equivalents for certain forward-looking non-GAAP measures included in this release, or a GAAP reconciliation, as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these forward-looking non-GAAP metrics to their corresponding forward-looking GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss), adjusted for (i) depreciation and amortization expense, (ii) other income (expense), net, (iii) provision (benefit) for income taxes, (iv) stock-based compensation expense including related payroll tax, and (v) certain expenses that do not reflect our core operations and may vary significantly from period to period, including restructuring charges, impairment charges, stock-based charitable expense, and certain legal and regulatory charges, as applicable.

Adjusted EBITDA Margin

We define adjusted EBITDA margin as adjusted EBITDA divided by revenue.

We believe that adjusted EBITDA and adjusted EBITDA margin are key measures of our operating performance, and management uses these measures to formulate business plans, prepare budgets and forecasts, and make strategic decisions.

Transaction Profit

We define transaction profit as gross profit less transaction and risk losses.

Transaction Margin

We define transaction margin as transaction profit divided by revenue.

We believe that transaction profit and transaction margin are key measures of the incremental profit generated by member transactions.

Key Metrics Definitions

We use the following key metrics to help us evaluate our business and growth trends, establish budgets, evaluate the effectiveness of our investments, and assess operational efficiencies.

Active Members

We define an Active Member as a member who has initiated a money movement transaction on our platform in the last calendar month of the applicable period. Member-initiated money movement transactions include, but are not limited to, purchases with Chime-branded debit or credit cards, funding a member account, withdrawing funds from an ATM, sending or receiving funds with Pay Anyone, or taking or repaying a MyPay advance or an Instant Loan. Active Members are a key indicator of the scale of our engaged member base.

Average Revenue Per Active Member (“ARPAM”)

We define Average Revenue per Active Member (“ARPAM”) as revenue generated in the calendar quarter multiplied by four and divided by the average of the number of Active Members at the end of the prior quarter and the end of the current quarter. ARPAM is a key indicator of our ability to monetize member engagement, as it captures both the impact of payments revenue from Purchase Volume as well as the monetization of products that contribute to platform-related revenue.

Purchase Volume

We define Purchase Volume as the total dollar value of member purchase transactions using Chime-branded debit or credit cards during a given period, net of any adjustments or refunds. Purchase Volume is a key driver of payments revenue, because the interchange fees upon which our payments revenue is based are generally determined as a percentage of the underlying transaction value plus a fixed amount per transaction based upon rates set by the card networks. Purchase Volume is also a key indicator of aggregate member engagement. Purchase Volume does not include other types of transaction volumes such as deposits, ATM withdrawals, SpotMe and MyPay advances, Instant Loans, sending or receiving funds with Pay Anyone, outbound instant transfers, and other types of ACH or direct debit transfers.

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)
(unaudited)

	June 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$536,045	$466,252
Restricted cash	65,014	14,508
Marketable securities	527,380	587,828
Product collateral	204,823	251,204
Accounts receivable, net	287,773	257,884
Loans held for investment, net	97,398	71,581
Prepaid expenses and other current assets	71,083	106,753
Total current assets	1,789,516	1,756,010
Property, equipment and software, net	97,429	94,320
Operating lease right of use assets, net	78,864	83,429
Other assets	30,840	30,846
Total assets	$1,996,649	$1,964,605
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$36,255	$38,680
Accrued and other current liabilities	216,638	201,862
Product obligation	134,324	147,382
Total current liabilities	387,217	387,924
Operating lease liabilities, net of current portion	117,847	123,284
Warehouse facility	50,000	—
Other non-current liabilities	36,763	51,691
Total liabilities	591,827	562,899
Stockholders’ equity:
Preferred stock, $0.0001 par value: 100,000,000 shares authorized, no shares issued and outstanding as of June 30, 2026 and December 31, 2025.	—	—
Class A common stock, $0.0001 par value: 5,000,000,000 shares authorized, 347,106,501 shares issued and outstanding as of June 30, 2026. 5,000,000,000 shares authorized, 347,751,083 issued and outstanding as of December 31, 2025.	28	28
Class B common stock, $0.0001 par value: 65,000,000 shares authorized, 31,565,259 shares issued and outstanding as of June 30, 2026. 65,000,000 shares authorized, 32,182,289 issued and outstanding as of December 31, 2025.	3	3
Class C common stock, $0.0001 par value: 500,000,000 shares authorized, no shares issued and outstanding as of June 30, 2026 and December 31, 2025.	—	—
Additional paid-in capital	4,698,137	4,775,607
Accumulated other comprehensive income (loss)	(548)	172
Accumulated deficit	(3,292,798)	(3,374,104)
Total stockholders’ equity	1,404,822	1,401,706
Total liabilities and stockholders’ equity	$1,996,649	$1,964,605

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Revenue	$669,768	$528,149	$1,317,155	$1,046,893
Cost of revenue(1)	74,895	67,120	141,969	127,538
Gross profit	594,873	461,029	1,175,186	919,355
Operating expenses:
Transaction and risk losses	103,287	98,247	192,192	207,392
Member support and operations(2)	109,555	203,097	204,954	281,706
Sales and marketing(2)	164,159	185,006	329,590	317,579
Technology and development(2)	112,111	621,754	221,891	699,636
General and administrative(2)	80,142	279,667	150,609	326,840
Depreciation and amortization(1)	4,297	3,896	8,465	7,703
Total operating expenses	573,551	1,391,667	1,107,701	1,840,856
Income (loss) from operations	21,322	(930,638)	67,485	(921,501)
Other income, net	6,741	6,215	14,489	11,569
Net income (loss) before income taxes	28,063	(924,423)	81,974	(909,932)
Provision (benefit) for income taxes	213	(1,047)	668	505
Net income (loss)	$27,850	$(923,376)	$81,306	$(910,437)
Net income (loss) per share attributable to common stockholders:
Basic	$0.07	$(7.29)	$0.21	$(9.44)
Diluted	$0.07	$(7.29)	$0.20	$(9.44)
Weighted average number of common shares outstanding used to compute net income (loss) per share attributable to common stockholders:
Basic	379,820,643	126,620,499	380,723,765	96,412,477
Diluted	393,420,014	126,620,499	396,943,274	96,412,477
__________________
(1)Total depreciation and amortization includes amounts as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2026	2025	2026	2025
Depreciation and amortization recorded in cost of revenue	$3,260	$3,515	$6,757	$6,966
Depreciation and amortization recorded as operating expense	4,297	3,896	8,465	7,703
Total depreciation and amortization	$7,557	$7,411	$15,222	$14,669

(2)Amounts include stock-based compensation and related payroll tax as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2026	2025	2026	2025
Member support and operations	$9,515	$122,586	$18,451	$123,710
Sales and marketing	4,521	43,403	9,114	43,886
Technology and development	29,140	540,216	56,565	543,919
General and administrative	28,022	221,857	51,884	225,243
Total stock-based compensation expense and related payroll tax	$71,198	$928,062	$136,014	$936,758

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Six Months Ended June 30,
	2026	2025
Operating activities:
Net income (loss)	$81,306	$(910,437)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	15,222	14,669
Non-cash lease expense	4,565	3,058
Stock-based compensation	130,052	918,843
Stock-based charitable contribution	1,495	11,168
Provision for transaction dispute losses	43,725	31,045
Change in fair value of product obligation	(52,282)	43,579
Provision for credit losses	29,362	44,096
Amortization of premium on marketable securities	(129)	(2,365)
Other	3,197	208
Changes in operating assets and liabilities:
Product collateral	46,381	(31,260)
Accounts receivable, net	(31,170)	(14,342)
Prepaid expenses and other assets	35,831	(1,432)
Accounts payable	(2,425)	15,954
Accrued and other liabilities	(45,614)	(93,291)
Operating lease liabilities	(3,784)	(7,773)
Settlements of the product obligation	39,224	(18,977)
Cash flows provided by operating activities	294,956	2,743
Investing activities:
Purchase of marketable securities	(235,641)	(234,050)
Proceeds from sales of marketable securities	—	256,514
Proceeds from maturities of marketable securities	292,300	123,200
Purchases of loans held for investment	(2,706,364)	(2,368,152)
Repayments of loans held for investment	2,652,466	2,311,634
Purchase of property, equipment and software	(16,560)	(3,631)
Capitalization of internal-use software	(832)	(6,389)
Cash flows provided by (used in) investing activities	(14,631)	79,126
Financing activities:
Payment of debt issuance costs	(905)	(1,134)
Proceeds from the issuance of common stock upon initial public offering, net of underwriting discounts and offering costs paid	—	772,556
Taxes paid related to net share settlement of restricted stock units	(3,007)	(322,619)
Proceeds from borrowings under the warehouse facility	50,000	—
Proceeds from exercise of stock options	15,960	1,127
Repurchases of common stock	(222,074)	—
Cash flows provided by (used in) financing activities	(160,026)	449,930
Net increase in cash and cash equivalents and restricted cash	120,299	531,799
Cash, cash equivalents, and restricted cash, beginning of period	480,760	350,000
Cash, cash equivalents, and restricted cash, end of period	$601,059	$881,799
Cash and cash equivalents, end of the period	$536,045	$868,284
Restricted cash, end of the period	65,014	13,515
Cash, cash equivalents, and restricted cash, end of the period	$601,059	$881,799

CHIME FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

Supplementary cash flow disclosure:
Cash paid for interest	$246	$140
Cash paid for income taxes, net of refunds received	$1,020	$1,043
Supplemental disclosures of noncash investing and financing activities:
Deferred offering costs not yet paid	$—	$1,968
Reclassification of deferred offering costs to additional paid-in capital upon initial public offering	$—	$14,815
Conversion of redeemable convertible preferred stock to common stock in connection with initial public offering	$—	$2,890,121
Purchases of property, equipment and software in accounts payable	$—	$294

Reconciliation of GAAP to Non-GAAP Results
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except percentages)	2026	2025	2026	2025
Gross profit	$594,873	$461,029	$1,175,186	$919,355
Gross margin	89%	87%	89%	88%
Adjusted for: Transaction and risk losses	103,287	98,247	192,192	207,392
Transaction profit	$491,586	$362,782	$982,994	$711,963
Transaction margin	73%	69%	75%	68%

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except percentages)	2026	2025	2026	2025
Net income (loss)	$27,850	$(923,376)	$81,306	$(910,437)
Net margin	4%	(175)%	6%	(87)%
Adjusted for:
Depreciation and amortization expense	7,557	7,411	15,222	14,669
Other (income) expense, net(1)	(6,741)	(6,215)	(14,489)	(11,569)
Provision (benefit) for income taxes	213	(1,047)	668	505
Stock-based compensation expense and related payroll tax	71,198	928,062	136,014	936,758
Stock-based charitable contribution expense	1,495	11,168	1,495	11,168
Adjusted EBITDA	$101,572	$16,003	$220,216	$41,094
Adjusted EBITDA margin	15%	3%	17%	4%
__________________
(1)Relates primarily to interest income, which consists of interest and dividends earned on our cash and cash equivalents and marketable securities.